UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21609

Western Asset Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2019

WESTERN ASSET

VARIABLE RATE STRATEGIC FUND INC. (GFY)

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Variable Rate Strategic Fund Inc. for the six-month reporting period ended March 31, 2019. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 26, 2019

II	Western Asset Variable Rate Strategic Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended March 31, 2019 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2018 U.S. gross domestic product (“GDP”)i growth was 3.4%. Fourth quarter 2018 GDP growth then moderated to 2.2%. Finally, the U.S. Department of Commerce’s initial reading for first quarter 2019 GDP growth, released after the reporting period ended, was 3.2%. The acceleration in GDP growth during the first quarter of 2019 was attributed to an upturn in state and local government spending, increases in private inventory investment and exports, and a smaller decrease in residential investment. These movements were partly offset by decelerations in personal consumption expenditures and nonresidential fixed investment, along with a downturn in federal government spending.

Job growth in the U.S. was solid overall and was a tailwind for the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on March 31, 2019, the unemployment rate was 3.8%, versus 3.7% when the period began. This modest uptick was partially due to an increase in the workforce participation rate. The percentage of longer-term unemployed declined during the reporting period. In March 2019, 21.1% of Americans looking for a job had been out of work for more than six months, versus 22.5% when the period began.

Western Asset Variable Rate Strategic Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed continued tightening its monetary policy, as it raised interest rates once during the reporting period and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiii at its meeting that ended on December 19, 2018, to a range between 2.25% and 2.50%. This represented the Fed’s fourth rate hike in 2018. However, at its meeting that concluded on January 30, 2019, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ….” Finally, at its meeting that concluded on March 20, 2019, most Federal Open Market Committee (“FOMC”)iv members indicated that they did not feel additional rate hikes would be needed in 2019.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term U.S. Treasury yields declined during the six-month reporting period ended March 31, 2019. The yield for the two-year Treasury note began the reporting period at 2.81% and ended the period at 2.27%. The low for the period of 2.22% took place on March 27, 2019, and the peak for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 3.05% and ended the period at 2.41%. The low for the period of 2.39% took place on March 27, 2019, and the high for the period of 3.24% took place on November 8, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted positive absolute returns during the reporting period. Performance fluctuated given changing expectations for global growth, central bank monetary policy adjustments, concerns over the trade conflict between the U.S. and China, and periods of investor risk aversion. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexv, returned 4.63% during the six-month reporting period ended March 31, 2019.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, returned 2.39% for the six months ended March 31, 2019. The high-yield market posted weak results over the first three months of the reporting as investor risk aversion was elevated and there were concerns that Fed rate hikes might negatively impact the economic expansion. However, the high-yield market then rallied over the last three months of the period. This turnaround was driven by corporate earnings that were strong overall, the Fed’s intention to not raise interest rates in 2019 and robust investor demand.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 5.32% during the six months ended March 31, 2019. The asset class fell sharply over the first month of the reporting period,

IV	Western Asset Variable Rate Strategic Fund Inc.

due to rising U.S. interest rates, an appreciating U.S. dollar and investor risk aversion. After treading water the next month, the asset class rallied sharply over the last four months of the period. Investor sentiment for the asset class improved as the Fed announced an end to rate hikes in 2019, the U.S. dollar weakened at times and U.S. interest rates declined.

Performance review

For the six months ended March 31, 2019, Western Asset Variable Rate Strategic Fund Inc. returned 0.99% based on its net asset value (“NAV”)viii and -0.32% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, ICE BofAML USD LIBOR 3-Month Constant Maturity Indexix, returned 1.29% over the same time frame. The Lipper Global Income Closed-End Funds Category Averagex returned 3.21% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.47 per share. As of March 31, 2019, the Fund estimates that 96% of the distributions were sourced from net investment income and 4% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2019. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2019 (unaudited)
Price Per Share	6-Month Total Return**
$17.90 (NAV)	0.99	%†
$15.88 (Market Price)	-0.32	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Variable Rate Strategic Fund Inc.	V

Investment commentary (cont’d)

addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Variable Rate Strategic Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 26, 2019

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund invests in fixed-income securities which are subject to a number of risks, such as inflation risk, interest rate risk and credit risk, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. However, the Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate securities in which the Fund invests float in response to changes in prevailing market interest rates. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher rated and domestic investments. Lower-rated high yield bonds, commonly known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and political, social and economic uncertainties, which could increase volatility. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Western Asset Variable Rate Strategic Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The ICE BofAML USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Western Asset Variable Rate Strategic Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2019 and September 30, 2018 and does not include derivatives, such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — March 31, 2019

Total Spread Duration

GFY	— 2.95 years

Benchmark	— 0.00 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— ICE BofAML USD LIBOR 3-Month Constant Maturity Index

EM	— Emerging Markets

GFY	— Western Asset Variable Rate Strategic Fund Inc.

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

2	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2019

Total Effective Duration

GFY	— 0.77 years

Benchmark	— 0.00 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— ICE BofAML USD LIBOR 3-Month Constant Maturity Index

EM	— Emerging Markets

GFY	— Western Asset Variable Rate Strategic Fund Inc.

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2019

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 46.8%
Communication Services — 4.4%
Diversified Telecommunication Services — 1.4%
AT&T Inc., Senior Notes	3.600%	2/17/23	810,000	$826,118	(a)
Verizon Communications Inc., Senior Notes (3 mo. USD LIBOR + 1.100%)	3.784%	5/15/25	380,000	380,359	(a)(b)
Total Diversified Telecommunication Services				1,206,477
Media — 0.7%
DISH DBS Corp., Senior Notes	6.750%	6/1/21	130,000	134,355
DISH DBS Corp., Senior Notes	5.875%	7/15/22	190,000	184,595
DISH DBS Corp., Senior Notes	5.875%	11/15/24	270,000	227,812
Fox Corp., Senior Notes	4.030%	1/25/24	40,000	41,491	(c)
Total Media				588,253
Wireless Telecommunication Services — 2.3%
Sprint Corp., Senior Notes	7.250%	9/15/21	530,000	557,825
Sprint Corp., Senior Notes	7.625%	2/15/25	740,000	756,650
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	343,750	344,506	(c)
Vodafone Group PLC, Senior Notes (3 mo. USD LIBOR + 0.990%)	3.769%	1/16/24	220,000	218,641	(a)(b)
Total Wireless Telecommunication Services				1,877,622
Total Communication Services				3,672,352
Consumer Discretionary — 2.9%
Auto Components — 0.2%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	200,000	194,435	(c)
Automobiles — 2.0%
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	250,000	258,951
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	400,000	408,673	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	1,000,000	1,017,140	(a)
Total Automobiles				1,684,764
Internet & Direct Marketing Retail — 0.5%
Amazon.com Inc., Senior Notes	1.900%	8/21/20	370,000	367,089	(a)
Specialty Retail — 0.2%
Home Depot Inc., Senior Notes (3 mo. USD LIBOR + 0.310%)	2.936%	3/1/22	200,000	199,876	(b)
Total Consumer Discretionary				2,446,164
Consumer Staples — 3.7%
Beverages — 0.5%
Anheuser-Busch InBev Finance Inc., Senior Notes (3 mo. USD LIBOR + 1.260%)	3.996%	2/1/21	440,000	446,712	(a)(b)

See Notes to Financial Statements.

4	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — 0.7%
Walmart Inc., Senior Notes	1.900%	12/15/20	560,000	$555,368	(a)
Food Products — 1.4%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	920,000	927,965	(a)
Smithfield Foods Inc., Senior Notes	2.700%	1/31/20	220,000	218,502	(c)
Total Food Products				1,146,467
Tobacco — 1.1%
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	357,808	(a)
BAT Capital Corp., Senior Notes	2.764%	8/15/22	450,000	442,807	(a)
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	170,000	169,214
Total Tobacco				969,829
Total Consumer Staples				3,118,376
Energy — 5.7%
Energy Equipment & Services — 0.2%
Halliburton Co., Senior Notes	3.250%	11/15/21	170,000	171,807
Oil, Gas & Consumable Fuels — 5.5%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	351,000	363,982	(a)
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	190,000	194,061
Chesapeake Energy Corp., Senior Notes (3 mo. USD LIBOR + 3.250%)	6.037%	4/15/19	400,000	400,100	(b)
Chevron Corp., Senior Notes	2.100%	5/16/21	330,000	327,758	(a)
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	120,000	124,720
Continental Resources Inc., Senior Notes	5.000%	9/15/22	500,000	504,117
Ensco PLC, Senior Notes	5.200%	3/15/25	300,000	234,090
Lukoil International Finance BV, Senior Notes	7.250%	11/5/19	240,000	245,947	(d)
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	40,000	40,938
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	418,000	442,244
Petroleos Mexicanos, Senior Notes	3.500%	7/23/20	250,000	250,250
Shell International Finance BV, Senior Notes	1.875%	5/10/21	600,000	592,424	(a)
Shell International Finance BV, Senior Notes	1.750%	9/12/21	120,000	117,343
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	210,000	262,760	(a)
Williams Cos. Inc., Senior Notes	5.250%	3/15/20	200,000	204,302	(a)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	250,000	264,039	(a)
Total Oil, Gas & Consumable Fuels				4,569,075
Total Energy				4,740,882
Financials — 22.7%
Banks — 17.3%
ABN AMRO Bank NV, Senior Notes	2.450%	6/4/20	200,000	199,363	(a)(c)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
ABN AMRO Bank NV, Senior Notes (3 mo. USD LIBOR + 0.570%)	3.209%	8/27/21	430,000	$430,845	(a)(b)(c)
Banco Santander Chile, Senior Notes	2.500%	12/15/20	210,000	208,914	(c)
Banco Santander SA, Senior Notes	3.125%	2/23/23	200,000	197,770	(a)
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. USD LIBOR + 3.705%)	6.250%	9/5/24	650,000	689,380	(b)(e)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	660,000	673,472	(a)
BNP Paribas SA, Senior Notes (3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	200,000	207,543	(b)(c)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	570,000	580,309	(b)(e)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	900,000	932,615	(a)
Cooperatieve Rabobank UA, Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	260,000	265,850	(b)(c)(e)
Cooperatieve Rabobank UA, Senior Notes	2.250%	1/14/20	250,000	249,182	(a)
Cooperatieve Rabobank UA, Senior Notes	4.750%	1/15/20	110,000	111,772	(c)
Cooperatieve Rabobank UA, Senior Notes (3 mo. USD LIBOR + 0.430%)	3.195%	4/26/21	600,000	601,906	(a)(b)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	620,000	638,600	(b)(c)(e)
Fifth Third Bancorp, Senior Notes	3.650%	1/25/24	40,000	40,987
JPMorgan Chase & Co., Junior Subordinated Notes (5.150% to 5/1/23 then 3 mo. USD LIBOR + 3.250%)	5.150%	5/1/23	1,320,000	1,331,121	(b)(e)
M&T Bank Corp., Junior Subordinated Notes (6.450% to 2/15/24 then 3 mo. USD LIBOR + 3.610%)	6.450%	2/15/24	1,190,000	1,268,046	(b)(e)
Mitsubishi UFJ Financial Group Inc., Senior Notes	3.218%	3/7/22	380,000	383,191
Nordea Bank Abp, Subordinated Notes	4.875%	5/13/21	310,000	318,168	(a)(c)
PNC Financial Services Group Inc., Junior Subordinated Notes (4.850% to 6/1/23 then 3 mo. USD LIBOR + 3.040%)	4.850%	6/1/23	990,000	976,610	(b)(e)
PNC Financial Services Group Inc., Senior Notes	3.500%	1/23/24	230,000	235,613
Royal Bank of Canada, Senior Notes (3 mo. USD LIBOR + 0.390%)	3.141%	4/30/21	240,000	240,605	(b)
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	200,000	199,711	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	2.092%	10/18/19	560,000	558,036	(a)
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	50,000	50,594
U.S. Bank N.A., Senior Notes (3 mo. USD LIBOR + 0.320%)	3.085%	4/26/21	640,000	640,540	(a)(b)
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	4/29/19	1,800,000	1,779,345	(a)(b)(e)
Wells Fargo & Co., Senior Notes	3.500%	3/8/22	450,000	458,600	(a)
Total Banks				14,468,688

See Notes to Financial Statements.

6	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — 2.6%
Bank of New York Mellon Corp., Junior Subordinated Notes (4.500% to 6/20/23 then 3 mo. USD LIBOR + 2.460%)	4.500%	6/20/23	1,340,000	$1,261,576	(b)(e)
Credit Suisse AG, Senior Notes	3.625%	9/9/24	250,000	254,407
Goldman Sachs Capital III Ltd. (3 mo. USD LIBOR + 0.770%, 4.000% floor)	4.000%	4/29/19	43,000	32,743	(b)(e)
Goldman Sachs Group Inc., Senior Notes	3.625%	2/20/24	650,000	657,021
Total Capital Markets				2,205,747
Consumer Finance — 1.1%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	225,000	235,688
American Express Co., Senior Notes	3.000%	2/22/21	120,000	120,643
American Express Co., Senior Notes	2.650%	12/2/22	517,000	514,311	(a)
Total Consumer Finance				870,642
Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.875%	1/16/24	150,000	156,061
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	290,000	329,509	(a)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	190,000	204,953
Total Diversified Financial Services				690,523
Insurance — 0.9%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	4,066	5,733	(c)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	7.592%	2/12/23	17,605	17,782	(b)(c)
MetLife Inc., Junior Subordinated Notes (5.250% to 6/15/20 then 3 mo. USD LIBOR + 3.575%)	5.250%	6/15/20	680,000	685,810	(b)(e)
Total Insurance				709,325
Total Financials				18,944,925
Health Care — 3.2%
Biotechnology — 0.2%
Gilead Sciences Inc., Senior Notes	1.850%	9/20/19	180,000	179,351
Health Care Equipment & Supplies — 1.0%
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	139,000	141,208
Becton Dickinson and Co., Senior Notes (3 mo. USD LIBOR + 1.030%)	3.638%	6/6/22	250,000	250,772	(a)(b)
Medtronic Inc., Senior Notes	3.500%	3/15/25	440,000	454,136	(a)
Total Health Care Equipment & Supplies				846,116
Health Care Providers & Services — 1.3%
CVS Health Corp., Senior Notes	3.350%	3/9/21	900,000	907,198	(a)
Humana Inc., Senior Notes	2.500%	12/15/20	140,000	138,986
Total Health Care Providers & Services				1,046,184

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 0.7%
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	$29,414
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	1.700%	7/19/19	500,000	498,940
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	60,000	57,225
Total Pharmaceuticals				585,579
Total Health Care				2,657,230

Industrials — 2.7%
Aerospace & Defense — 0.7%
General Dynamics Corp., Senior Notes (3 mo. USD LIBOR + 0.380%)	3.077%	5/11/21	370,000	371,703	(a)(b)
United Technologies Corp., Senior Notes (3 mo. USD LIBOR + 0.650%)	3.333%	8/16/21	200,000	200,133	(a)(b)
Total Aerospace & Defense				571,836
Airlines — 0.3%
Air 2 U.S. Pass-Through Certificates	8.027%	10/1/19	3,216	3,254	(c)
American Airlines Group Inc., Pass-Through Certificates Trust	4.100%	1/15/28	220,152	224,613
Delta Air Lines Inc., Pass-Through Certificates Trust	8.021%	8/10/22	24,536	27,068
Total Airlines				254,935
Commercial Services & Supplies — 0.0%
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	20,000	21,100
Electrical Equipment — 0.2%
ABB Finance USA Inc., Senior Notes	2.800%	4/3/20	140,000	140,057
Industrial Conglomerates — 1.5%
General Electric Co., Junior Subordinated Notes (5.000% to 1/21/21 then 3 mo. USD LIBOR + 3.330%)	5.000%	1/21/21	1,312,000	1,227,343	(a)(b)(e)
Total Industrials				2,215,271
Information Technology — 0.4%
Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	340,000	348,949	(a)(c)
Materials — 0.8%
Chemicals — 0.3%
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	280,000	276,694	(c)
Metals & Mining — 0.5%
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	320,000	323,197	(c)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	63,000	64,543
Total Metals & Mining				387,740
Total Materials				664,434

See Notes to Financial Statements.

8	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 0.3%
Electric Utilities — 0.3%
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	290,000	$288,098	(a)
Total Corporate Bonds & Notes (Cost — $38,081,262)				39,096,681
Collateralized Mortgage Obligations (f) — 44.8%
Adjustable Rate Mortgage Trust, 2005-11 5A1 (1 mo. USD LIBOR + 0.540%)	3.026%	2/25/36	83,799	60,606	(b)
Banc of America Funding Corp., 2015-R3 2A2	2.620%	2/27/37	1,595,384	1,316,427	(b)(c)
Banc of America Funding Trust, 2004-B 6A1	2.437%	12/20/34	281,366	228,646	(b)
Banc of America Funding Trust, 2005-E 8A1 (11th District Cost of Fund + 1.430%, min. coupon of 1.430%)	2.555%	6/20/35	242,086	178,005	(b)
Bear Stearns ALT-A Trust, 2004-3 A1 (1 mo. USD LIBOR + 0.640%)	3.126%	4/25/34	230,699	230,699	(b)
BHMS, 2018-ATLS A (1 mo. USD LIBOR + 1.250%)	3.734%	7/15/35	100,000	100,023	(b)(c)
BX Trust, 2017-IMC A (1 mo. USD LIBOR + 1.050%)	3.534%	10/15/32	450,000	448,977	(b)(c)
CD Mortgage Trust, 2016-CD2 A4	3.526%	11/10/49	250,000	257,193	(b)
CD Mortgage Trust, 2017-CD6 XA, IO	0.973%	11/13/50	6,572,943	376,733	(b)
Chevy Chase Funding LLC Mortgage- Backed Certificates, 2004-2A A1 (1 mo. USD LIBOR + 0.270%)	2.756%	5/25/35	190,645	186,611	(b)(c)
Chevy Chase Funding LLC Mortgage- Backed Certificates, 2004-3A A1 (1 mo. USD LIBOR + 0.250%)	2.736%	8/25/35	160,267	159,338	(b)(c)
CHL Mortgage Pass-Through Trust, 2004-20 2A1	3.796%	9/25/34	292,803	215,895	(b)
CHL Mortgage Pass-Through Trust, 2004-29 2A1 (1 mo. USD LIBOR + 0.660%)	3.146%	2/25/35	20,545	20,151	(b)
CHL Mortgage Pass-Through Trust, 2005- HYB9 3A1A (12 mo. USD LIBOR + 1.750%)	4.592%	2/20/36	225,765	206,703	(b)
Citigroup Commercial Mortage Trust, 2019-SST2 A (1 mo. USD LIBOR + 0.920%)	3.404%	12/15/36	270,000	269,095	(b)(c)
Citigroup Commercial Mortgage Trust, 2013-375P A	3.251%	5/10/35	340,000	344,323	(c)
Countrywide Alternative Loan Trust, 2004- 6CB A (1 mo. USD LIBOR + 0.580%)	3.066%	5/25/34	109,366	109,453	(b)
Countrywide Home Loans Reperforming REMIC Trust, 2004-R1 2A	6.500%	11/25/34	30,355	30,085	(c)
Countrywide Home Loans Reperforming REMIC Trust, 2005-R2 2A1	7.000%	6/25/35	86,268	87,288	(c)
Countrywide Home Loans Reperforming REMIC Trust, 2006-R2 AF1 (1 mo. USD LIBOR + 0.420%)	2.906%	7/25/36	69,755	67,193	(b)(c)
Credit Suisse Mortgage Trust, 2015-10R 3A2 (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 0.840%)	2.966%	10/27/46	1,110,000	1,085,110	(b)(c)
Credit Suisse Mortgage Trust, 2015-2R 7A2	4.320%	8/27/36	1,200,245	1,090,603	(b)(c)
Credit Suisse Mortgage Trust, 2018-J1 B2	3.682%	2/25/48	852,987	824,756	(b)(c)
DBJPM Mortgage Trust, 2016-C1 ASB	3.038%	5/10/49	250,000	252,144

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2004-4 3AR1	4.679%	6/25/34	191,429	$192,558	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Agency Credit Risk Debt Notes, 2013-DN1 M2 (1 mo. USD LIBOR + 7.150%)	9.636%	7/25/23	401,609	471,430	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Agency Credit Risk Debt Notes, 2015-DNA1 M2 (1 mo. USD LIBOR + 1.850%)	4.336%	10/25/27	199,991	202,161	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Agency Credit Risk Debt Notes, 2015-HQ1 M3 (1 mo. USD LIBOR + 3.800%)	6.286%	3/25/25	255,523	269,397	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Agency Credit Risk Debt Notes, 2016-DNA3 M2 (1 mo. USD LIBOR + 2.000%)	4.486%	12/25/28	215,856	217,665	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Agency Credit Risk Debt Notes, 2016-DNA4 M2 (1 mo. USD LIBOR + 1.300%)	3.786%	3/25/29	484,677	487,194	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Agency Credit Risk Debt Notes, 2016-HQA1 M2 (1 mo. USD LIBOR + 2.750%)	5.236%	9/25/28	257,392	261,251	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Agency Credit Risk Debt Notes, 2017-DNA2 B2 (1 mo. USD LIBOR + 11.250%)	13.736%	10/25/29	369,188	422,621	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (1 mo. USD LIBOR + 11.750%)	14.236%	4/25/43	249,259	281,915	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Agency Credit Risk Debt Notes, 2018-HRP2 B2 (1 mo. USD LIBOR + 10.500%)	12.986%	2/25/47	520,000	566,843	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2013-C01 M2 (1 mo. USD LIBOR + 5.250%)	7.736%	10/25/23	288,761	326,369	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2 (1 mo. USD LIBOR + 4.400%)	6.886%	1/25/24	340,000	380,883	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	7.386%	11/25/24	380,858	427,824	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C01 1B (1 mo. USD LIBOR + 11.750%)	14.236%	8/25/28	258,696	357,909	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	12.736%	1/25/29	898,577	1,172,542	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M1 (1 mo. USD LIBOR + 1.450%)	3.936%	1/25/29	85,069	85,406	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	6.736%	1/25/29	950,000	1,046,047	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C06 1B (1 mo. USD LIBOR + 9.250%)	11.736%	4/25/29	1,008,924	1,251,734	(b)(c)

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1M1 (1 mo. USD LIBOR + 0.680%)	3.166%	10/25/30	498,381	$498,343	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R02 1M1 (1 mo. USD LIBOR + 0.850%)	3.336%	8/25/31	268,121	268,424	(b)(c)
Federal National Mortgage Association (FNMA) REMIC, 2013-25 BI, IO	3.000%	3/25/33	6,500,452	608,851
Federal National Mortgage Association (FNMA) REMIC, 2013-62 AI, IO	3.000%	6/25/33	4,595,006	574,078
Federal National Mortgage Association (FNMA) STRIPS, 347 2, IO	5.000%	1/25/34	634,243	114,133
Galton Funding Mortgage Trust, 2017-1 A22	3.000%	7/25/56	152,520	151,087	(b)(c)
GMACM Mortgage Loan Trust, 2005-AF2 A1	6.000%	12/25/35	766,514	743,227
Government National Mortgage Association (GNMA), 2010-H03 FA (1 mo. USD LIBOR + 0.550%)	3.029%	3/20/60	99,466	99,622	(a)(b)
Government National Mortgage Association (GNMA), 2010-H10 FC (1 mo. USD LIBOR + 1.000%)	3.479%	5/20/60	80,024	80,932	(a)(b)
Government National Mortgage Association (GNMA), 2010-H11 FA (1 mo. USD LIBOR + 1.000%)	3.479%	6/20/60	505,164	512,546	(a)(b)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	2.959%	11/20/60	961,016	960,269	(a)(b)
Government National Mortgage Association (GNMA), 2011-H03 FA (1 mo. USD LIBOR + 0.500%)	3.009%	1/20/61	100,917	100,967	(a)(b)
Government National Mortgage Association (GNMA), 2011-H05 FA (1 mo. USD LIBOR + 0.500%)	3.009%	12/20/60	195,186	195,273	(a)(b)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	3.009%	12/20/60	177,575	177,668	(a)(b)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	2.959%	2/20/61	432,179	431,838	(a)(b)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	3.009%	2/20/61	313,707	313,830	(a)(b)
Government National Mortgage Association (GNMA), 2011-H08 FD (1 mo. USD LIBOR + 0.500%)	3.009%	2/20/61	274,975	275,109	(a)(b)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	3.009%	3/20/61	551,594	551,845	(a)(b)
Government National Mortgage Association (GNMA), 2011-H11 FB (1 mo. USD LIBOR + 0.500%)	3.009%	4/20/61	114,046	114,100	(b)
Government National Mortgage Association (GNMA), 2012-H18 NA (1 mo. USD LIBOR + 0.520%)	3.029%	8/20/62	465,701	466,026	(a)(b)
Government National Mortgage Association (GNMA), 2012-H23 SA (1 mo. USD LIBOR + 0.530%)	3.039%	10/20/62	334,629	336,630	(a)(b)
Government National Mortgage Association (GNMA), 2012-H23 WA (1 mo. USD LIBOR + 0.520%)	3.029%	10/20/62	530,888	531,367	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1 (1 mo. USD LIBOR + 0.400%)	2.886%	4/25/36	214,121	184,208	(b)(c)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
HarborView Mortgage Loan Trust, 2004-10 4A	4.380%	1/19/35	85,671	$84,901	(b)
HarborView Mortgage Loan Trust, 2005-14 3A1A	4.867%	12/19/35	47,139	46,677	(b)
IndyMac INDX Mortgage Loan Trust, 2004- AR7 A2 (1 mo. USD LIBOR + 0.860%)	3.346%	9/25/34	124,824	121,148	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 ASB	3.705%	1/15/47	139,344	142,750
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	660,000	505,644	(b)
JPMorgan Mortgage Trust, 2005-A3 3A4	4.315%	6/25/35	126,668	129,375	(b)
Lanark Master Issuer PLC, 2018-1A 1A (3 mo. USD LIBOR + 0.420%)	3.083%	12/22/69	509,200	509,146	(b)(c)
LSTAR Securities Investment Ltd., 2017-6 A (1 mo. USD LIBOR + 1.750%)	4.239%	9/1/22	480,372	480,523	(b)(c)(g)
LSTAR Securities Investment Trust Ltd., 2018-2 A1 (1 mo. USD LIBOR + 1.500%)	3.989%	4/1/23	424,463	423,727	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2003-6 2A1	4.012%	12/25/33	39,279	38,303	(b)
MASTR Reperforming Loan Trust, 2005-2 1A1F (1 mo. USD LIBOR + 0.350%)	2.836%	5/25/35	690,622	542,924	(b)(c)
MASTR Reperforming Loan Trust, 2006-2 2A1	3.989%	5/25/36	74,544	69,602	(b)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 ASB	3.514%	12/15/49	350,000	359,875
Morgan Stanley Capital I Trust, 2017- ASHF A (1 mo. USD LIBOR + 0.850%)	3.334%	11/15/34	120,000	119,654	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	4.099%	5/25/36	319,166	288,394	(b)
Morgan Stanley Resecuritization Trust, 2015-R2 1A1 (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 0.710%)	3.042%	12/27/46	200,609	199,007	(b)(c)
Morgan Stanley Resecuritization Trust, 2015-R2 1B (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 0.710%)	3.042%	12/27/46	1,459,972	1,176,208	(b)(c)
Morgan Stanley Resecuritization Trust, 2015-R6 1A1 (1 mo. USD LIBOR + 0.260%)	3.010%	7/26/45	149,435	148,777	(b)(c)
MortgageIT Trust, 2005-3 A1 (1 mo. USD LIBOR + 0.600%)	3.086%	8/25/35	174,792	171,816	(b)
MSCG Trust, 2016-SNR A	3.348%	11/15/34	469,796	462,902	(b)(c)
New Residential Mortgage Loan Trust, 2015-1A A3	3.750%	5/28/52	322,390	327,168	(b)(c)
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	489,481	499,852	(b)(c)
Nomura Asset Acceptance Corp. Alternative Loan Trust, 2007-1 1A4	6.138%	3/25/47	302,975	311,085	(b)
Nomura Resecuritization Trust, 2015-1R 2A2 (1 mo. USD LIBOR + 0.190%)	4.002%	10/26/36	720,177	724,944	(b)(c)
One Market Plaza Trust, 2017-1MKT A	3.614%	2/10/32	320,000	327,849	(c)
PMT Credit Risk Transfer Trust, 2019-1R A (1 mo. USD LIBOR + 2.000%)	4.484%	3/27/24	450,000	452,202	(b)(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	397,707	321,163	(c)

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
Structured Asset Mortgage Investments II Trust, 2004-AR3 1A1 (1 mo. USD LIBOR + 0.600%)	3.082%	7/19/34	169,562	$167,638	(b)
Structured Asset Securities Corp., 2005- RF2 A (1 mo. USD LIBOR + 0.350%)	2.836%	4/25/35	130,111	122,109	(b)(c)
UBS Commercial Mortgage Trust, 2017-C4 A4	3.563%	10/15/50	410,000	420,228
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR11 A	4.154%	10/25/34	73,316	73,719	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR12 A2A (1 mo. USD LIBOR + 0.780%)	3.266%	10/25/44	81,225	81,850	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-4 CB9 (1 mo. USD LIBOR + 0.400%)	2.886%	6/25/35	374,055	316,069	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR1 A2A3 (1 mo. USD LIBOR + 0.800%)	3.286%	1/25/45	62,644	62,800	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2AB3 (1 mo. USD LIBOR + 0.720%)	3.206%	7/25/45	452,444	454,296	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR13 A1B3 (1 mo. USD LIBOR + 0.360%)	2.846%	10/25/45	294,236	291,489	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR13 A1C3 (1 mo. USD LIBOR + 0.490%)	2.976%	10/25/45	125,485	124,695	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR13 2A (11th District Cost of Fund + 1.500%, min. coupon of 1.500%)	2.625%	10/25/46	254,302	244,043	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2007-OA2 1A (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 0.700%)	3.097%	3/25/47	830,216	776,144	(b)
Wells Fargo Commercial Mortgage Trust, 2015-C31 D	3.852%	11/15/48	364,630	317,909
Wells Fargo Commercial Mortgage Trust, 2015-NXS3 ASB	3.371%	9/15/57	140,000	142,532
Total Collateralized Mortgage Obligations (Cost — $35,782,088)				37,439,316
Asset-Backed Securities — 26.0%
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	4.326%	5/1/27	170,000	170,085	(b)(c)
Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, 2002-AR1 M1 (1 mo. USD LIBOR + 1.065%)	3.561%	9/25/32	79,629	80,226	(b)
Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, 2005-R7 M2 (1 mo. USD LIBOR + 0.500%)	2.986%	9/25/35	270,000	270,512	(b)
Apex Credit CLO Ltd., 2017-1A A1 (3 mo. USD LIBOR + 1.470%)	4.249%	4/24/29	200,000	200,040	(b)(c)
Ares XLIV CLO Ltd., 2017-44A C (3 mo. USD LIBOR + 3.450%)	6.237%	10/15/29	250,000	250,059	(b)(c)
Ares XXVII CLO Ltd., 2013-2A XR (3 mo. USD LIBOR + 0.900%)	3.665%	7/28/29	75,000	75,000	(b)(c)
Argent Securities Inc., Asset-Backed Pass-Through Certificates, 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	3.611%	9/25/33	24,093	24,040	(b)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	495,901	374,107
Bowman Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.180%)	3.831%	11/23/25	248,557	248,845	(b)(c)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Carlyle Global Market Strategies US CLO Ltd., 2017-2A A1B (3 mo. USD LIBOR + 1.220%)	3.981%	7/20/31	250,000	$248,847	(b)(c)
Carlyle Global Market Strategies US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	6.461%	7/20/31	250,000	249,320	(b)(c)
Chase Funding Trust, 2004-1 1A7	4.985%	11/25/33	188,445	197,264	(b)
Citigroup Mortgage Loan Trust Inc., 2005- OPT1 M1 (1 mo. USD LIBOR + 0.630%)	3.116%	2/25/35	225,275	222,895	(b)
Conseco Finance Corp., 1997-4 M1	7.220%	2/15/29	308,353	315,028	(b)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.141%	2/25/34	514,812	514,301	(b)
Countrywide Asset-Backed Certificates, 2007-13 2A1 (1 mo. USD LIBOR + 0.900%)	3.386%	10/25/47	572,027	554,391	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B (1 mo. USD LIBOR + 0.150%)	2.634%	11/15/36	319,680	280,819	(b)
Credit-Based Asset Servicing & Securitization LLC, 2007-SP1 A4	5.519%	12/25/37	192,408	195,313	(b)(c)
GM Financial Automobile Leasing Trust, 2017-2 A2B (1 mo. USD LIBOR + 0.300%)	2.788%	1/21/20	31,494	31,496	(b)
GreenPoint Home Equity Loan Trust, 2004-4 A (1 mo. USD LIBOR + 0.280%)	2.764%	8/15/30	45,664	44,273	(b)
Grippen Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 3.300%)	6.061%	1/20/30	500,000	493,288	(b)(c)
GSAA Home Equity Trust, 2006-5 2A3 (1 mo. USD LIBOR + 0.270%)	2.756%	3/25/36	699,038	480,496	(b)
GSAMP Trust, 2004-OPT B1 (1 mo. USD LIBOR + 2.400%)	4.305%	11/25/34	47,651	40,008	(b)
GSRPM Mortgage Loan Trust, 2007-1 A (1 mo. USD LIBOR + 0.400%)	2.886%	10/25/46	243,643	232,487	(b)(c)
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR + 1.080%)	3.851%	7/25/27	250,000	248,764	(b)(c)
Hertz Vehicle Financing II LP, 2017-1A A	2.960%	10/25/21	900,000	898,118	(c)
Home Equity Loan Trust, 2006-HSA3 A (1 mo. USD LIBOR + 0.130%)	2.616%	5/25/36	432,014	419,931	(b)
Home Equity Mortgage Loan Asset- Backed Trust, 2006-A A (1 mo. USD LIBOR + 0.260%)	2.746%	6/25/36	2,018,616	237,656	(b)
Jamestown CLO X Ltd., 2017-10A A2 (3 mo. USD LIBOR + 1.850%)	4.623%	7/17/29	250,000	249,958	(b)(c)
Legacy Mortgage Asset Trust, 2019-GS1 A1	4.000%	1/25/59	770,980	777,268	(b)(c)
Lehman XS Trust, 2006-8 2A4A (1 mo. USD LIBOR + 0.260%)	2.746%	6/25/36	1,488,176	1,310,240	(b)
Long Beach Mortgage Loan Trust, 2001-3 M1 (1 mo. USD LIBOR + 0.825%)	3.311%	9/25/31	30,012	31,362	(b)
Long Beach Mortgage Loan Trust, 2002-1 2M1 (1 mo. USD LIBOR + 1.125%)	3.611%	5/25/32	73,559	73,772	(b)
Magnetite IX CLO Ltd., 2014-9A A1R (3 mo. USD LIBOR + 1.000%)	3.771%	7/25/26	204,596	204,564	(b)(c)

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Midocean Credit CLO VII, 2017-7A B (3 mo. USD LIBOR + 1.900%)	4.687%	7/15/29	250,000	$248,669	(b)(c)
Morgan Stanley ABS Capital I Inc. Trust, 2004-HE5 M2 (1 mo. USD LIBOR + 1.875%)	4.361%	6/25/34	643,515	638,356	(b)
Mosaic Solar Loan Trust, 2018-2GS A	4.200%	2/22/44	96,857	98,254	(c)
Navient Student Loan Trust, 2015-1 A2 (1 mo. USD LIBOR + 0.600%)	3.086%	4/25/40	125,978	125,784	(b)
Neuberger Berman Loan Advisers CLO Ltd., 2017-24A C (3 mo. USD LIBOR + 2.450%)	5.211%	4/19/30	250,000	247,845	(b)(c)
New Century Home Equity Loan Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.930%)	3.416%	11/25/34	621,958	621,748	(b)
NovaStar Mortgage Funding Trust, 2004-1 M3 (1 mo. USD LIBOR + 0.825%)	3.311%	6/25/34	542,628	540,003	(b)
OneMain Financial Issuance Trust, 2016-3A A	3.830%	6/18/31	925,000	942,789	(c)
Option One Mortgage Loan Trust, 2005-3 M4 (1 mo. USD LIBOR + 0.930%)	3.416%	8/25/35	520,000	442,651	(b)
Origen Manufactured Housing Contract Trust, 2007-A A2	4.902%	4/15/37	315,274	304,443	(b)
OSCAR U.S. Funding Trust VI LLC, 2017-1A A2A	2.300%	5/11/20	2,278	2,283	(c)
People’s Choice Home Loan Securities Trust, 2004-2 M1 (1 mo. USD LIBOR + 0.900%)	3.386%	10/25/34	8,795	8,826	(b)
RAAC Trust, 2006-RP3 A (1 mo. USD LIBOR + 0.270%)	2.756%	5/25/36	337,863	333,322	(b)(c)
RAMP Trust, 2003-RS7 MII1 (1 mo. USD LIBOR + 1.125%)	3.611%	8/25/33	19,566	19,300	(b)
RASC Trust, 2005-KS12 M4 (1 mo. USD LIBOR + 0.640%)	3.126%	1/25/36	460,000	422,068	(b)
RASC Trust, 2006-KS2 M3 (1 mo. USD LIBOR + 0.410%)	2.896%	3/25/36	1,260,000	1,156,139	(b)
Renaissance Home Equity Loan Trust, 2003-2 A (1 mo. USD LIBOR + 0.880%)	3.366%	8/25/33	65,867	65,238	(b)
SACO I Trust, 2006-3 A3 (1 mo. USD LIBOR + 0.460%)	2.946%	4/25/36	92,849	91,615	(b)
SACO I Trust, 2006-4 A1 (1 mo. USD LIBOR + 0.340%)	2.826%	3/25/36	85,158	83,680	(b)
Seneca Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.120%)	3.893%	7/17/26	199,427	199,562	(b)(c)
SLM Private Credit Student Loan Trust, 2006-A A5 (3 mo. USD LIBOR + 0.290%)	2.901%	6/15/39	80,912	78,712	(b)
SLM Private Credit Student Loan Trust, 2007-A A4A (3 mo. USD LIBOR + 0.240%)	2.851%	12/16/41	590,023	576,435	(b)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	2.921%	3/25/44	960,000	928,008	(b)
SMB Private Education Loan Trust, 2016-C A2A	2.340%	9/15/34	697,093	683,918	(c)
Structured Asset Investment Loan Trust, 2004-9 M4 (1 mo. USD LIBOR + 1.950%)	4.436%	10/25/34	117,619	117,796	(b)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-GEL4 M1 (1 mo. USD LIBOR + 0.380%)	2.866%	10/25/36	830,000	824,319	(b)(c)
Terwin Mortgage Trust, 2004-5HE M1 (1 mo. USD LIBOR + 0.885%)	3.371%	6/25/35	445,682	444,666	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
THL Credit Wind River CLO Ltd., 2016-1A BR (3 mo. USD LIBOR + 1.650%)	4.437%	7/15/28	250,000		$248,257	(b)(c)
Towd Point Mortgage Trust, 2017-1 A1	2.750%	10/25/56	466,175		462,200	(b)(c)
Tryon Park CLO Ltd., 2013-1A A1SR (3 mo. USD LIBOR + 0.890%)	3.677%	4/15/29	250,000		248,675	(b)(c)
Venture XXVIII CLO Ltd., 2017-28A A2 (3 mo. USD LIBOR + 1.110%)	3.871%	7/20/30	300,000		297,461	(b)(c)
Total Asset-Backed Securities (Cost — $20,721,318)					21,747,795
Sovereign Bonds — 3.3%
Brazil — 0.9%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	1,885,000	BRL	502,505
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	833,000	BRL	224,692
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	108,000	BRL	29,242
Total Brazil					756,439
Mexico — 1.3%
Mexican Bonos, Bonds	6.500%	6/9/22	15,090,000	MXN	749,452
Mexico Government International Bond, Senior Notes	6.750%	9/27/34	85,000		103,850	(a)
Mexico Government International Bond, Senior Notes	5.550%	1/21/45	210,000		230,784	(a)
Total Mexico					1,084,086
Qatar — 0.3%
Qatar Government International Bond, Senior Notes	3.875%	4/23/23	200,000		206,074	(d)
Russia — 0.5%
Russian Foreign Bond - Eurobond, Senior Notes	12.750%	6/24/28	254,000		409,733	(d)
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	270,000		267,800	(c)
Total Sovereign Bonds (Cost — $3,156,527)					2,724,132
Mortgage-Backed Securities — 2.9%
FNMA — 1.0%
Federal National Mortgage Association (FNMA)	3.525%	2/1/29	540,000		564,411
Federal National Mortgage Association (FNMA)	3.000%	5/1/49	300,000		298,397	(h)
Total FNMA					862,808
GNMA — 1.9%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	92,885		103,813	(a)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 1.190%)	3.710%	7/20/60	102,693		105,048	(a)(b)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.094%)	3.684%	8/20/58	100,469		102,054	(a)(b)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.253%)	3.843%	7/20/60	105,135		107,307	(a)(b)

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.385%)	3.975%	12/20/59	105,798	$108,330	(a)(b)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.410%)	4.000%	12/20/59	470,983	482,085	(a)(b)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.440%)	4.030%	10/20/59-1/20/60	525,744	539,379	(a)(b)
Total GNMA				1,548,016
Total Mortgage-Backed Securities (Cost — $2,375,061)				2,410,824

			Shares
Preferred Stocks — 2.2%
Financials — 2.2%
Capital Markets — 2.2%
Northern Trust Corp.	5.850%		23,300	586,461
State Street Corp. (5.900% to 3/15/24 then 3 mo. USD LIBOR + 3.108%)	5.900%		49,000	1,289,680	(b)
Total Preferred Stocks (Cost — $1,858,460)				1,876,141

			Face Amount†
Senior Loans — 1.8%
Communication Services — 1.0%
Diversified Telecommunication Services — 0.2%
Virgin Media Bristol LLC, Term Loan K (1 mo. USD LIBOR + 2.500%)	4.984%	1/15/26	137,809	136,443	(b)(i)(j)
Media — 0.8%
Univision Communications Inc., 2017 Term Loan (1 mo. USD LIBOR + 2.750%)	5.249%	3/15/24	731,865	691,352	(b)(i)(j)
Total Communication Services				827,795
Consumer Discretionary — 0.3%
Specialty Retail — 0.3%
Michaels Stores Inc., 2018 Term Loan B (1 mo. USD LIBOR + 2.500%)	4.991-4.999%	1/30/23	235,831	231,262	(b)(i)(j)
Industrials — 0.3%
Airlines — 0.3%
American Airlines Inc., 2018 Term Loan (1 mo. USD LIBOR + 1.750%)	4.240%	6/27/25	288,840	280,656	(b)(i)(j)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., 2024 Term Loan A (1 mo. USD LIBOR + 2.000%)	4.486%	4/26/24	200,923	$200,546	(b)(i)(j)
Total Senior Loans (Cost — $1,564,129)				1,540,259
Total Investments before Short-Term Investments (Cost — $103,538,845)				106,835,148

			Shares
Short-Term Investments — 1.0%
Dreyfus Government Cash Management, Institutional Shares (Cost — $788,475)	2.385%		788,475	788,475
Total Investments — 128.8% (Cost — $104,327,320)				107,623,623
Liabilities in Excess of Other Assets — (28.8)%				(24,044,318)
Total Net Assets — 100.0%				$83,579,305

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	Security is valued using significant unobservable inputs (Note 1).

(h)	This security is traded on a to-be-announced (“TBA”) basis. At March 31, 2019, the Fund held TBA securities with a total cost of $299,156.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Abbreviations used in this schedule:

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CLO	— Collateral Loan Obligation

CMT	— Constant Maturity Treasury

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

REMIC	— Real Estate Mortgage Investment Conduit

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

UST	— United States Treasury

At March 31, 2019, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Bank of America N.A.	2.760%	3/29/2019	5/29/2019	$476,000	Collateralized Mortgage Obligations	$531,367
Bank of America N.A.	2.800%	3/22/2019	5/22/2019	816,000	Collateralized Mortgage Obligations	960,269
Bank of America N.A.	2.810%	3/1/2019	6/3/2019	1,251,000	Collateralized Mortgage Obligations	1,410,410
Bank of America N.A.	2.820%	2/15/2019	4/15/2019	887,000	Mortgage-Backed Securities	951,823
Bank of America N.A.	2.820%	2/20/2019	5/20/2019	1,067,000	Collateralized Mortgage Obligations	1,238,616
Bank of America N.A.	2.820%	3/4/2019	4/4/2019	856,000	Collateralized Mortgage Obligations	893,260
					Mortgage-Backed Securities	102,054
Barclays Bank PLC	2.600%	6/14/2018	TBD**	265,819	Sovereign Bonds	334,634
Barclays Bank PLC	2.880%	3/4/2019	4/4/2019	461,000	Mortgage-Backed Securities	494,139
Morgan Stanley & Co. Inc.	3.538%	2/4/2019	5/6/2019	3,367,000	Corporate Bonds & Notes	3,832,806
					Cash	46,000
RBC Capital Markets	3.300%	3/11/2019	6/7/2019	2,971,550	Corporate Bonds & Notes	3,179,130
RBC Capital Markets	3.300%	3/13/2019	6/7/2019	1,138,650	Corporate Bonds & Notes	1,228,840
RBC Capital Markets	3.300%	3/18/2019	6/7/2019	9,003,727	Corporate Bonds & Notes	9,479,983
RBC Capital Markets	3.310%	3/1/2019	5/30/2019	2,183,890	Corporate Bonds & Notes	2,374,891
				$24,744,636		$27,058,222

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreement. The rates for these agreements are variable. The rate disclosed is the rate as of March 31, 2019.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call	4/26/19	$115.00	16	$16,000	$14,250
U.S. Treasury 5-Year Notes Futures, Call	4/26/19	115.25	16	16,000	11,000
U.S. Treasury 5-Year Notes Futures, Call	4/26/19	115.50	8	8,000	4,188
Total Exchange-Traded Written Options (Premiums received — $10,946)					$29,438

At March 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day EuroDollar	122	12/19	$29,571,060	$29,758,850	$187,790
90-Day EuroDollar	39	6/20	9,476,733	9,533,063	56,330
U.S. Treasury 10-Year Notes	169	6/19	20,725,949	20,992,969	267,020
					511,140
Contracts to Sell:
U.S. Treasury 2-Year Notes	30	6/19	6,369,690	6,392,812	(23,122)
U.S. Treasury 5-Year Notes	52	6/19	5,985,200	6,023,063	(37,863)
U.S. Treasury Long-Term Bonds	9	6/19	1,309,347	1,346,906	(37,559)
					(98,544)
Net unrealized appreciation on open futures contracts					$412,596

At March 31, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	30,623	USD	40,116	Barclays Bank PLC	4/17/19	$(194)
BRL	119,000	USD	30,709	Citibank N.A.	4/17/19	(354)
CAD	1,111,353	USD	831,889	Citibank N.A.	4/17/19	136
MXN	14,070,000	USD	725,172	Citibank N.A.	4/17/19	(2,453)
USD	31,743	BRL	119,000	JPMorgan Chase & Co.	4/17/19	1,387
USD	30,503	BRL	119,000	Citibank N.A.	7/17/19	364
ARS	2,790,000	USD	56,748	JPMorgan Chase & Co.	9/23/19	(5,356)
ARS	1,875,514	USD	36,047	Citibank N.A.	9/27/19	(1,658)
Total						$(8,128)

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Abbreviations used in this table:

ARS	— Argentine Peso

BRL	— Brazilian Real

CAD	— Canadian Dollar

GBP	— British Pound

MXN	— Mexican Peso

USD	— United States Dollar

At March 31, 2019, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
868,000	GBP	10/26/21	1.271% semi-annually	6-Month GBP LIBOR semi-annually	$421	$(7,231)
1,065,000	GBP	10/30/21	1.385% annually	3-Month GBP LIBOR annually	—	(6,157)
2,500,000		6/28/23	1.238% semi-annually	3-Month LIBOR quarterly	(2,347)	108,868
3,860,000		7/9/23	2.902% semi-annually	3-Month LIBOR quarterly	(20,893)	(74,525)
4,257,000		6/19/24	3-Month LIBOR quarterly	Daily Federal Funds Effective Rate + 0.254% quarterly	—	988
2,966,000		12/31/25	2.250% annually	Daily Federal Funds Effective Rate annually	(16,971)	(18,771)
2,662,000		1/31/26	2.500% semi-annually	3-Month LIBOR quarterly	(40,981)	11,638
19,100,000		7/5/28	3.000% semi-annually	3-Month LIBOR quarterly	(108,943)	(835,688)
Total					$(189,714)	$(820,878)

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this table:

GBP	— British Pound

LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

March 31, 2019

Assets:
Investments, at value (Cost — $104,327,320)	$107,623,623
Foreign currency, at value (Cost — $144,038)	139,909
Interest and dividends receivable	605,193
Deposits with brokers for centrally cleared swap contracts	330,655
Receivable for securities sold	299,791
Deposits with brokers for open futures contracts and exchange-traded options	127,120
Receivable from broker — variation margin on centrally cleared swap contracts	80,454
Deposits with brokers for open reverse repurchase agreements	46,000
Unrealized appreciation on forward foreign currency contracts	1,887
Prepaid expenses	12,243
Total Assets	109,266,875

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	24,744,636
Distributions payable	361,801
Payable for securities purchased	299,156
Investment management fee payable	68,738
Interest payable	61,966
Payable to broker — variation margin on open futures contracts	49,350
Written options, at value (premiums received — $10,946)	29,438
Unrealized depreciation on forward foreign currency contracts	10,015
Directors’ fees payable	3,315
Accrued expenses	59,155
Total Liabilities	25,687,570
Total Net Assets	$83,579,305

Net Assets:
Par value ($0.001 par value; 4,668,407 shares issued and outstanding; 100,000,000 shares authorized)	$4,668
Paid-in capital in excess of par value	94,957,238
Total distributable earnings (loss)	(11,382,601)
Total Net Assets	$83,579,305

Shares Outstanding	4,668,407

Net Asset Value	$17.90

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2019

Investment Income:
Interest	$2,815,093
Dividends	53,171
Total Investment Income	2,868,264

Expenses:
Investment management fee (Note 2)	396,791
Interest expense (Note 3)	365,916
Audit and tax fees	39,899
Transfer agent fees	16,755
Shareholder reports	13,418
Custody fees	12,049
Directors’ fees	10,835
Fund accounting fees	7,492
Stock exchange listing fees	6,234
Legal fees	5,594
Insurance	959
Miscellaneous expenses	7,069
Total Expenses	883,011
Net Investment Income	1,985,253

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(318,121)
Futures contracts	130,326
Written options	19,444
Swap contracts	(23,871)
Forward foreign currency contracts	(62,462)
Foreign currency transactions	4,517
Net Realized Loss	(250,167)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(253,694)
Futures contracts	674,042
Written options	(18,686)
Swap contracts	(1,382,622)
Forward foreign currency contracts	66,751
Foreign currencies	(3,028)
Change in Net Unrealized Appreciation (Depreciation)	(917,237)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(1,167,404)
Increase in Net Assets From Operations	$817,849

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	23

Statements of changes in net assets

For the Six Months Ended March 31, 2019 (unaudited) and the Year Ended September 30, 2018	2019	2018

Operations:
Net investment income	$1,985,253	$4,253,541
Net realized gain (loss)	(250,167)	4,092,122
Change in net unrealized appreciation (depreciation)	(917,237)	(4,563,719)
Increase in Net Assets From Operations	817,849	3,781,944

Distributions to Shareholders From (Note 1):
Total distributable earnings(a)	(2,170,809)	(4,341,618)
Decrease in Net Assets From Distributions to Shareholders	(2,170,809)	(4,341,618)
Decrease in Net Assets	(1,352,960)	(559,674)

Net Assets:
Beginning of period	84,932,265	85,491,939
End of period(b)	$83,579,305	$84,932,265

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 8. For the year ended September 30, 2018, distributions from net investment income were $4,341,618.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 8. For the year ended September 30, 2018, end of year net assets included undistributed net investment income of $102,579.

See Notes to Financial Statements.

24	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended March 31, 2019

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$817,849
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(15,303,225)
Sales of portfolio securities	13,278,850
Net purchases, sales and maturities of short-term investments	2,255,936
Net amortization of premium (accretion of discount)	(305,524)
Increase in receivable for securities sold	(61,956)
Increase in interest and dividends receivable	(21,069)
Increase in receivable from broker — variation margin on centrally cleared swap contracts	(80,454)
Increase in prepaid expenses	(5,307)
Decrease in receivable from broker — variation margin on open futures contracts	11,930
Decrease in payable to broker — variation margin on centrally cleared swap contracts	(620)
Increase in payable for securities purchased	299,156
Increase in investment management fee payable	1,191
Decrease in Directors’ fee payable	(1,264)
Decrease in interest payable	(12,103)
Decrease in accrued expenses	(65,209)
Increase in premiums received from written options	8,346
Increase in payable to broker — variation margin on open futures contracts	49,350
Net realized loss on investments	318,121
Change in net unrealized appreciation (depreciation) of investments, written options and forward foreign currency transactions	205,629
Net Cash Provided by Operating Activities*	1,389,627

Cash Flows From Financing Activities:
Distributions paid on common stock	(2,170,809)
Increase in payable for reverse repurchase agreements	927,925
Net Cash Used in Financing Activities	(1,242,884)
Net Increase in Cash and Restricted Cash	146,743
Cash and restricted cash at beginning of period	496,941
Cash and restricted cash at end of period	$643,684

*	Included in operating expenses is cash of $378,019 paid for interest on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows.

March 31, 2019
Cash	$139,909
Restricted cash	503,775
Total cash and restricted cash shown in the Statement of Cash Flows	$643,684

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts and for reverse repurchase agreements. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	25

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2019[1,2]	2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of period	$18.19	$18.31	$17.40	$17.54	$18.85	$18.71

Income (loss) from operations:
Net investment income	0.43	0.91	0.80	0.79	0.69	0.78
Net realized and unrealized gain (loss)	(0.25)	(0.10)	1.04	(0.14)	(1.12)	0.23
Total income (loss) from operations	0.18	0.81	1.84	0.65	(0.43)	1.01

Less distributions from:
Net investment income	(0.47) [3]	(0.93)	(0.93)	(0.74)	(0.66)	(0.87)
Return of capital	—	—	—	(0.19)	(0.22)	—
Total distributions	(0.47)	(0.93)	(0.93)	(0.93)	(0.88)	(0.87)
Net increase due to shares repurchased through tender offer	—	—	—	0.14	—	—

Net asset value, end of period	$17.90	$18.19	$18.31	$17.40	$17.54	$18.85

Market price, end of period	$15.88	$16.40	$17.39	$15.92	$15.56	$17.08
Total return, based on NAV[4,5]	0.99%	4.52%	10.79%	4.78%[6]	(2.38)%	5.47%
Total return, based on Market Price[7]	(0.32)%	(0.37)%	15.49%	8.53%	(3.95)%	5.66%

Net assets, end of period (000s)	$83,579	$84,932	$85,492	$81,238	$116,962	$125,695

Ratios to average net assets:
Gross expenses	2.12%[8]	2.05%	1.89%	1.94%	1.12%	1.14%
Net expenses	2.12 [8]	2.05	1.89	1.94	1.12	1.14
Net investment income	4.76 [8]	4.97	4.47	4.57	3.76	4.10

Portfolio turnover rate	12%[9]	27%	30%	21%	30%	26%

See Notes to Financial Statements.

26	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2019 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return based on NAV reflects the impact of the tender and repurchase of its shares by the Fund at the price equal to 98% of the net asset value per share on November 20, 2015. Absent this tender offer, the total return based on NAV would have been 3.88%.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 13% for the six months ended March 31, 2019.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	27

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to maintain a high level of current income. The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

28	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$39,096,681	—	$39,096,681
Collateralized mortgage obligations	—	36,958,793	$480,523	37,439,316
Asset-backed securities	—	21,747,795	—	21,747,795
Sovereign bonds	—	2,724,132	—	2,724,132
Mortgage-backed securities	—	2,410,824	—	2,410,824
Preferred stocks	$1,876,141	—	—	1,876,141
Senior loans	—	1,540,259	—	1,540,259
Total long-term investments	1,876,141	104,478,484	480,523	106,835,148
Short-term investments†	788,475	—	—	788,475
Total investments	$2,664,616	$104,478,484	$480,523	$107,623,623
Other financial instruments:
Futures contracts	$511,140	—	—	$511,140
Forward foreign currency contracts	—	$1,887	—	1,887
Centrally cleared interest rate swaps	—	121,494	—	121,494
Total other financial instruments	$511,140	$123,381	—	$634,521
Total	$3,175,756	$104,601,865	$480,523	$108,258,144

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$29,438	—	—	$29,438
Futures contracts	98,544	—	—	98,544
Forward foreign currency contracts	—	$10,015	—	10,015
Centrally cleared interest rate swaps	—	942,372	—	942,372
Total	$127,982	$952,387	—	$1,080,369

†	See Schedule of Investments for additional detailed categorizations.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or

30	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counter-party in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

32	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2019, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended March 31, 2019, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(h) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(j) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other

34	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(k) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(q) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties

36	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

As of March 31, 2019, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $10,015. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties.

(r) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(s) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

38	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited and Western Asset Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$8,506,877	$6,796,348
Sales	7,459,034	5,819,816

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

At March 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$104,327,320	$5,390,484	$(2,094,181)	$3,296,303
Swap contracts	(189,714)	121,494	(942,372)	(820,878)
Written options	(10,946)	—	(18,492)	(18,492)
Futures contracts	—	511,140	(98,544)	412,596
Forward foreign currency contracts	—	1,887	(10,015)	(8,128)

Transactions in reverse repurchase agreements for the Fund during the six months ended March 31, 2019 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$22,538,496	3.256%	$24,858,636

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 2.330% to 3.722% during the six months ended March 31, 2019. Interest expense incurred on reverse repurchase agreements totaled $365,873.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$511,140	—	$511,140
Centrally cleared swap contracts[3]	121,494	—	121,494
Forward foreign currency contracts	—	$1,887	1,887
Total	$632,634	$1,887	$634,521

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$29,438	—	$29,438
Futures contracts[2]	98,544	—	98,544
Centrally cleared swap contracts[3]	942,372	—	942,372
Forward foreign currency contracts	—	$10,015	10,015
Total	$1,070,354	$10,015	$1,080,369

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

40	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(8,551)	—	$(8,551)
Written options	19,444	—	19,444
Futures contracts	130,326	—	130,326
Swap contracts	(23,871)	—	(23,871)
Forward foreign currency contracts	—	$(62,462)	(62,462)
Total	$117,348	$(62,462)	$54,886

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$960	—	$960
Written options	(18,686)	—	(18,686)
Futures contracts	674,042	—	674,042
Swap contracts	(1,382,622)	—	(1,382,622)
Forward foreign currency contracts	—	$66,751	66,751
Total	$(726,306)	$66,751	$(659,555)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended March 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$403
Written options	8,586
Futures contracts (to buy)	63,238,881
Futures contracts (to sell)	37,320,885
Forward foreign currency contracts (to buy)	1,210,815
Forward foreign currency contracts (to sell)	50,054

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

Average Notional Balance
Interest rate swap contracts	$35,478,497

†	At March 31, 2019, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of March 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	—	$(194)	$(194)	—	$(194)
Citibank N.A.	$500	(4,465)	(3,965)	—	(3,965)
JPMorgan Chase & Co.	1,387	(5,356)	(3,969)	—	(3,969)
Total	$1,887	$(10,015)	$(8,128)	—	$(8,128)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Distributions subsequent to March 31, 2019

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
3/22/2019	4/1/2019	$0.0775
4/18/2019	5/1/2019	$0.0775
5/24/2019	6/3/2019	$0.0775
6/21/2019	7/1/2019	$0.0775
7/19/2019	8/1/2019	$0.0775
8/23/2019	9/3/2019	$0.0775

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended March 31, 2019, the Fund did not repurchase any shares.

42	Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report

7. Capital loss carryforward

As of September 30, 2018, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2019	$(4,735,221)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $8,844,984, which have no expiration date, must be used first to offset any such gains.

8. Recent accounting pronouncements

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Western Asset Variable Rate Strategic Fund Inc. 2019 Semi-Annual Report	43

Board approval of management and

subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore,” and together with Western Asset and Western Asset London, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2018, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on October 31, 2018, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with

44	Western Asset Variable Rate Strategic Fund Inc.

certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London and Western Asset Singapore. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London and Western Asset Singapore help to

Western Asset Variable Rate Strategic Fund Inc.	45

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

provide portfolio management services to the Fund pursuant to separate Sub-Advisory Agreements with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of thirteen funds, including the Fund, for the 1-year period ended June 30, 2018; twelve funds, including the Fund, for each of the 3- and 5-year periods ended such date; and seven funds, including the Fund, for the 10-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked fifth among the funds in the Performance Universe for the 1-year period ended June 30, 2018 (first being best in these performance rankings); fifth among the funds in the Performance Universe for the 3-year period ended such date; seventh among the funds in the Performance Universe for the 5-year period ended such date; and third among the funds in the Performance Universe for the 10-year period ended such date. The Fund’s performance for each of the 1-, 3- and 10-year periods ended June 30, 2018 was better than the Performance Universe median for that period but its performance for the 5-year period ended such date was worse than the Performance Universe median for that period. Among other things, the Manager has noted that unlike the other Performance Universe funds at least 80% of the Fund’s assets generally must be invested in floating rate instruments and its assets consist primarily of U.S. corporate and structured products. According to the Manager, this requirement and the Fund’s maintenance of a

46	Western Asset Variable Rate Strategic Fund Inc.

short portfolio duration of about 1 year in pursuit of its investment objective differentiates the Fund from, and may put the Fund at a disadvantage relative to, the other Performance Universe funds. In this regard, the other Performance Universe funds primarily consisted of global government bond funds with longer portfolio durations, which have performed well in the declining global interest rate environment in recent years. Since the financial crisis in 2008, the Manager noted, global government bond yields have declined to near zero or even negative yields. The Board considered that the Fund’s dissimilarity from the other funds comprising the small Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2018. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3- and 5-year periods.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London and Western Asset Singapore under their Sub-Advisory Agreements with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London and Western Asset Singapore does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and five other leveraged global income closed-end funds, as classified by Broadridge. The six funds in the Expense Group had average net common share assets ranging from $79.7 million to $329.5 million. Four of the other Expense Group funds were larger than the Fund and one was smaller.

Western Asset Variable Rate Strategic Fund Inc.	47

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked first among the funds in the Expense Group assets (first being lowest and, therefore, best in these expense component rankings) and that the Management Fee on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked second among the Funds in the Expense Group whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked second among the funds in the Expense Group when compared on a common share assets only basis and third when compared on the basis of common share and leveraged assets. Each of the Fund’s expense components was better (i.e., lower) than the Expense Group median for that expense component. The Manager observed that the small number and varying sizes of funds comprising the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality

48	Western Asset Variable Rate Strategic Fund Inc.

of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2018 and March 31, 2017. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset London and Western Asset Singapore are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had declined by 1 percent during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights

Western Asset Variable Rate Strategic Fund Inc.	49

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

50	Western Asset Variable Rate Strategic Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Variable Rate Strategic Fund Inc. was held on February 22, 2019 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Nisha Kumar	4,307,531	37,731
Robert D. Agdern	4,312,105	33,157
Paolo M. Cucchi	4,288,180	57,082

At March 31, 2019, in addition to Nisha Kumar, Robert D. Agdern and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

William R. Hutchinson

Eileen A. Kamerick

Jane Trust

Western Asset Variable Rate Strategic Fund Inc.	51

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

52	Western Asset Variable Rate Strategic Fund Inc.

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Variable Rate Strategic Fund Inc.	53

Western Asset

Variable Rate Strategic Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar*

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2019, Ms. Kumar became a Director.

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GFY

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS04036 5/19 SR19-3614

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 29, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 29, 2019